                                                                    EXHIBIT 10.1


OPTION HOLDER                      NUMBER OF SHARES         EXERCISE PRICE             DATE OF GRANT
-------------                      ----------------         --------------            ----------------
George M. Dickens, Jr.                  34,000              $4.29 per share           January 24, 2000

R. S. Evans                            100,000              $4.29 per share           January 24, 2000

Daniel J. Geller                        20,000              $4.29 per share           January 24, 2000

Barry J. Kulpa                         326,000              $4.29 per share           January 24, 2000

Carl A. Liliequist                      65,000              $4.29 per share           January 24, 2000

George M. Dickens, Jr.                  29,400              $5.00 per share           January 22, 2001

Daniel J. Geller                        27,000              $5.00 per share           January 22, 2001

Barry J. Kulpa                         140,000              $5.00 per share           January 22, 2001

Carl A. Liliequist                      29,400              $5.00 per share           January 22, 2001

Thomas S. McHugh                        13,500              $5.00 per share           January 22, 2001

John Olson                              28,000              $5.00 per share           January 22, 2001

Kenneth E. Thompson                     20,000              $5.00 per share           January 22, 2001

Nick H. Varsam                          30,000              $4.85 per share           June 25, 2001


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